Exhibit 99.1
MATADOR RESOURCES COMPANY AMENDS QUARTERLY CASH DIVIDEND POLICY TO DOUBLE QUARTERLY CASH DIVIDEND

DALLAS, Texas, June 10, 2022 -- Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) today announced that its Board of Directors amended the Company’s dividend policy pursuant to which the Company intends to pay quarterly cash dividends on its common stock of $0.10 per share, which is an increase from its prior policy of $0.05 per share initiated in October 2021. The Company anticipates that the Board will implement such amended policy in connection with the declaration of its next quarterly dividend, which is expected during the third quarter of 2022.

Joseph Wm. Foran, Matador’s Founder, Chairman and Chief Executive Officer, stated, “We are pleased to announce the Board’s adoption of a new dividend policy to double our quarterly dividend again. This change in our dividend policy is a reflection of our growing financial and operational strength and our increasing resolve to reduce debt and to return value to our shareholders. We are pleased to have this opportunity to return value to shareholders while we remain committed to profitable growth of our business at a measured pace. We look forward to providing an update soon on our operations and 2022 outlook during our Annual Meeting of Shareholders later today and are truly grateful for the support and friendship of our shareholders and our continued good performance in the market.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations, primarily through its midstream joint venture, San Mateo, in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; availability of sufficient capital to execute its business plan, available borrowing capacity under its revolving credit facilities and otherwise; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; weather and environmental conditions; the impact of the worldwide spread of the novel coronavirus, or COVID-19, on oil and natural gas demand, oil and natural gas prices and its business; the operating results of the Company’s midstream joint venture’s oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; and the other factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Vice President – Investor Relations
investors@matadorresources.com
(972) 371-5225